Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2022	Dec. 31, 2021
Income Taxes
Income Taxes

Note 8. — Income Taxes

The Company calculates its quarterly tax provision pursuant to the guidelines in ASC 740 Income Taxes. ASC 740 requires companies to estimate the annual effective tax rate for current year ordinary income. In calculating the effective tax rate, permanent differences between financial reporting and taxable income are factored into the calculation, and temporary differences are not. The estimated annual effective tax rate represents the Company’s estimate of the tax provision in relation to the best estimate of pre-tax ordinary income or loss. The estimated annual effective tax rate is then applied to year-to-date ordinary income or loss to calculate the year-to-date interim tax provision.

For the quarter ended March 31, 2022, the Company recorded income tax expense of approximately $23 thousand, which was the result of state income taxes from states where the Company does not have net operating loss (NOL) carryforwards or state minimum taxes. Tax benefit for the three months ended March 31, 2021, was the result of net loss during the period partially offset by state income taxes from states where the Company does not have net operating loss (NOL) carryforwards or state minimum taxes. The net deferred tax assets (DTA) were fully reserved for at March 31, 2022, consistent with December 31, 2021.

As of December 31, 2021, the Company had estimated NOL carryforwards of approximately $623.5 million. Federal NOL carryforwards begin to expire in 2027.  Included in the estimated NOL carryforward is $65.9 million of NOLs with an indefinite carryover period.  As of December 31, 2021, the Company had estimated California NOL carryforwards of approximately $435.2 million, which begin to expire in 2028.  The Company may not be able to realize the maximum benefit due to the nature and tax entities that hold the NOL.

Note 11. — Income Taxes

The Company is subject to federal income taxes as a regular (Subchapter C) corporation and files a consolidated U.S. federal income tax return.

Income taxes for the years ended December 31, 2021 and 2020 were as follows:

	For the Year Ended December 31,
	2021	2020
Current income taxes:
Federal	$—	$8
State	71	125
Total current income tax expense	71	133
Deferred income taxes:
Federal	—	—
State	—	—
Total deferred income tax expense	—	—
Total income tax expense	$71	$133

The Company recorded income tax expense of $71 thousand and $133 thousand for the years ended December 31, 2021 and 2020, respectively. The income tax expense for the year endeds December 31, 2021 and 2020, was primarily the result of state minimum taxes and franchise taxes.

Deferred tax assets are recognized subject to management's judgment that realization is "more likely than not". A valuation allowance is recognized for a deferred tax asset if, based on the weight of the available evidence, it is more likely than not that some portion of the deferred tax asset will not be realized. In making such judgments, significant weight is given to evidence that can be objectively verified. As of each reporting date, the Company considers new evidence, both positive and negative, that could impact management's view with regard to future realization of deferred tax assets. Significant judgment is required in assessing future earnings trends, the availability of tax planning strategies, recent pretax losses and the timing of reversals of temporary differences. The Company's evaluation is based on current tax laws as well as management's expectation of future performance.

The Company's deferred tax assets are primarily the result of net operating losses and basis differences on mortgage securities and goodwill. The Company has recorded a full valuation allowance against its deferred tax assets at December 31, 2021 as it is more likely than not that the deferred tax assets will not be realized. The valuation allowance is based on the management's assessment that it is more likely than not that certain deferred tax assets, primarily net operating loss carryforwards, may not be realized in the foreseeable future due to objective negative evidence.

Deferred tax assets are comprised of the following temporary differences between the financial statement carrying value and the tax basis of assets:

	For the Year Ended December 31,
	2021	2020
Deferred tax assets:
Federal and state net operating losses	$178,194	$173,652
Mortgage securities	55,283	54,624
Depreciation and amortization	24,355	26,752
Capital loss carryover	172	171
Compensation and other accruals	3,058	3,060
Repurchase reserve	1,493	2,200
Total gross deferred tax assets	262,555	260,459
Deferred tax liabilities:
Fair value adjustments on long-term debt	(3,980)	(4,639)
Mortgage servicing rights	(236)	(106)
Corporate-owned life insurance	(1,017)	(968)
Total gross deferred tax liabilities	(5,233)	(5,713)
Valuation allowance	(257,322)	(254,746)
Total net deferred tax assets	$—	$—

The following is a reconciliation of income taxes to the expected statutory federal corporate income tax rates for the years ended December 31, 2021 and 2020:

	For the Year Ended December 31,
	2021	2020
Expected income tax expense	$(799)	$(18,483)
State tax expense, net of federal benefit	56	99
State rate change	(640)	(731)
Change in valuation allowance	1,218	19,016
Corporate-owned life insurance interest and premiums	96	170
Other	140	62
Total income tax expense	$71	$133

At December 31, 2021, the Company had accumulated other comprehensive earnings of $22.0 million, which was net of tax of $10.5 million.

As of December 31, 2021, the Company had estimated NOL carryforwards of approximately $623.5 million. Federal NOL carryforwards begin to expire in 2027. Included in the estimated NOL carryforward is $65.9 million of NOLs with an indefinite carryover period. As of December 31, 2021, the Company had estimated California NOL carryforwards of approximately $435.2 million, which begin to expire in 2028. The Company may not be able to realize the maximum benefit due to the nature and tax entities that hold the NOL.

On October 23, 2019, the Company adopted a Tax Benefits Preservation Rights Agreement (Rights Plan) to help preserve the value of certain deferred tax benefits, including those generated by net operating losses (collectively, Tax Benefits). In general, the Company may “carry forward” net operating losses in certain circumstances to offset current and future taxable income, which will reduce federal and state income tax liability, subject to certain requirements and restrictions. The Company’s ability to use these Tax Benefits would be substantially limited and impaired if it were to experience an “ownership change” for purposes of Section 382 of the Internal Revenue Code of 1986, as amended (the Code) and the Treasury Regulations promulgated thereunder. Generally, the Company will experience an “ownership change” if the percentage of the shares of Common Stock owned by one or more “five-percent shareholders” increases by more than 50 percentage points over the lowest percentage of shares of Common Stock owned by such stockholder at any time during the prior three year on a rolling basis. As such, the Rights Plan has a 4.99% “trigger” threshold that is intended to act as a deterrent to any person or entity seeking to acquire 4.99% or more of the outstanding Common Stock without the prior approval of the board of directors. The Rights Plan also has certain ancillary anti-takeover effects. The rights accompany each share of common stock of the Company and are evidenced by ownership of common stock. The rights are not exercisable except upon the occurrence of certain change of control events. Once triggered, the rights would entitle the stockholders, other than a person qualifying as an “Acquiring Person” pursuant to the rights plan, to certain “flip in”, “flip over” and exchange rights. The rights issued under the Rights Plan may be redeemed by the board of directors at a nominal redemption price of $0.001 per right, and the board of directors may amend the rights in any respect until the rights are triggered. The Rights Plan was approved at the Company’s 2020 annual meeting of stockholders and will expire on the three-year anniversary of its adoption.

The Company adopted ASU 2019-12 on a prospective basis on January 1, 2020. The most significant impact to the Company included the removal of the exception to the incremental approach for intraperiod tax allocation when there is a loss from continuing operations and income or a gain from other items (for example, discontinued operations or other comprehensive earnings). The changes also add a requirement for an entity to reflect the effect of an enacted change in tax laws or rates in the annual effective tax rate computation in the interim period that includes the enactment date. The adoption of this standard did not have a material impact on the Company's consolidated financial statements.

The Company files numerous tax returns in various jurisdictions. While the Company is subject to examination by various taxing authorities, the Company believes there are no unresolved issues or claims likely to be material to its financial position. The Company classifies interest and penalties on taxes as provision for income taxes. As of December 31, 2021 and 2020, the Company has no material uncertain tax positions. The Company has state alternative minimum tax (AMT) credits in the amount of $404 thousand as of December 31, 2021.